Nationwide Life Insurance Company of America • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Company of America • Nationwide Provident VLI Separate Account A

Prospectus supplement dated October 1, 2006 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your policy. Effective October 1, 2006, this investment option has changed names as indicated below.

OLD NAME	NEW NAME
Fidelity Variable Insurance Products Fund IV - VIP Natural Resources Portfolio: Service Class 2	Fidelity Variable Insurance Products Fund IV - VIP Energy Portfolio: Service Class 2